SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of l934



Date of Report (Date of earliest event reported)           July 22, 1997
                                                    ----------------------------



                        NOONEY INCOME FUND LTD. II, L.P.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as specified in its charter)





            Missouri                     0-14360                43-1357693
-------------------------------     -----------------     ----------------------
 (State or other jurisdiction           (Commission           (IRS Employer
       of incorporation)                File No.)            Identification No.)



    7701 Forsyth Boulevard, St. Louis, Missouri                     63105
----------------------------------------------------         -------------------
      (Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code         (314) 863-7700
                                                     ---------------------------


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)




                                Page 1 of 2 Pages


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ITEM 5.  OTHER EVENTS

On July 22, 1997, PAN, Inc., a Missouri corporation, was elected by a majority vote of the limited partners as a Successor General Partner of the Registrant.














                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of l934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                                NOONEY INCOME FUND LTD. II, L.P.




Date:      September 30, 1997                   /s/   Gregory J. Nooney, Jr.
       ----------------------------------       -----------------------------
                                                          Gregory J. Nooney, Jr.
                                                             General Partner